UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2026

SUMA Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43186	98-1906937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6543 Las Vegas Blvd S

Las Vegas, NV 89119

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (647) 622-9173

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	SUMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SUMA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of the initial business combination	SUMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 12, 2026, SUMA Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”) issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-fifth (1/5) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 446,250 Units (the “Private Placement Units”). 141,922 Private Placement Units were sold to SUMA Sponsor LP, the Company’s US sponsor, 174,953 Private Placement Units were sold to SUMA Canada II Sponsor LP, one of the Company’s Canadian Sponsors, and 129,375 Private Placement Units were sold to Seaport Global Securities LLC, in each case at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,462,500.

A total of $172,500,000, comprised of $169,882,500 of the net proceeds from the IPO (which amount includes up to $6,900,000 of the underwriter’s deferred discount) and $2,617,500 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 20, 2026, reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of March 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMA ACQUISITION CORPORATION

	By:	/s/ Naseem Saloojee
		Name:	Naseem Saloojee
		Title:	Chief Executive Officer
Dated: March 20, 2026

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